Exhibit 10.1

BAY COLONY EXECUTIVE CENTER-EAST

Amendment for an Extension to Lease Term and to
Relocate to Suite 280 at the Bay Colony Executive Center - East for:

ImmuneRegen BioSciences, Inc.
IR BioSciences Holdings, Inc.
A Delaware Corporation

Suite 280

AMENDMENT FOR AN EXTENSION TO LEASE TERM
AND TO RELOCATE TO SUITE 280 AT
BAY COLONY EXECUTIVE CENTER - EAST

THIS AMENDMENT FOR AN EXTENSION TO LEASE TERM (the “Amendment”) dated as of this 17th date of March, 2009 is entered into by and between Bay Colony Executive Center – East, a division of BC Management, Inc., an Arizona Corporation (“Landlord”) and ImmuneRegen BioSciences, Inc., IR BioSciences Holdings, Inc. a Delaware Corporation (“Tenant”) with respect to the terms and conditions specified herein:

WHEREAS, Landlord and Tenant entered into a certain Lease dated October 1, 2007 (The “Lease”) for certain premises known as Suite 190, consisting of approximately 3,322 rentable square feet at the Bay Colony Executive Center – West located at 8767 E. Via de Ventura, Scottsdale, Arizona 85258 for the term of two (2) years commencing November 1, 2007 and terminating on October 31, 2009.

WHEREAS, the parties desire to relocate to Suite 280, consisting of approximately 1,943 rentable square feet at the Bay Colony Executive – East and extend the Lease Term for an additional forty-eight (48) months upon the terms and conditions specified herein as amended by this Amendment.

NOW THEREFORE, for good and valuable consideration of which both parties acknowledge receipt hereof of the relocation to Suite 280 at the Bay Colony Executive Center - East and the Lease is hereby extended for a period of forty-eight (48) months which is April 1, 2009 to March 31, 2013.  Beginning on the Commencement Date, the base rent for the Premises shall be $0.00 plus tax for months 01-02 of this Amendment, for months 03-12 of this Amendment the base rent shall be an annual sum of $34,002.50 plus tax payable in monthly installments of $3,400.25 plus tax, for months 13-24 of this Amendment the base rent shall be an annual sum of $43,989.52 plus tax payable in monthly installments of $3,665.79 plus tax, for months 25-36 of this Amendment the base rent shall be an annual sum of $44,999.88 plus tax payable in monthly installments of $3,749.99 plus tax, for months 37-48 of this Amendment the base rent shall be an annual sum of $46,146.25 plus tax payable in monthly installments of $3,845.52 plus tax payable in advance on the first day of each and every calendar month.

LANDLORD:                               BAY COLONY EXECUTIVE CENTER – EAST
a division of BC MANAGEMENT, INC.,
an Arizona Corporation
8777 E. Via de Ventura
Suite 101
Scottsdale, Arizona  85258

TENANT:                                      ImmuneRegen BioSciences, Inc.
IR BioSciences Holdings, Inc.
a Delaware Corporation
8767 E. Via de Ventura, Suite 190
Scottsdale, Arizona  85258

PREMISES:                                  Suite 280, consisting of approximately 1,943 rentable square feet.

TERM OF LEASE
EXTENSION:                               Four (4) years.

COMMENCEMENT
DATE OF EXTENSION
TO LEASE TERM:                      April 1, 2009.

TERMINATION DATE
OF EXTENSION TO
LEASE TERM:                             March 31, 2013

SECURITY DEPOSIT:               The security deposit from Suite 190 shall be applied to Suite 280.

MINIMUM MONTHLY
RENT:

          Monthly                                                        Annual
Months                                   Rent                                                             Rent
01 – 02                         $0.00 plus tax
03 – 12                         $3,400.25 plus tax                                      $34,002.50 plus tax (June-March)
13 – 24                         $3,665.79 plus tax                                      $43,989.52 plus tax
25 – 36                         $3,749.99 plus tax                                      $44,999.88 plus tax
37 – 48                         $3,845.52 plus tax                                      $46,146.25 plus tax

1)  Exhibit “B2”, the Suite Plan, is attached hereto and made a part thereof.

2)  Exhibit “D”, Parking Space Rider, is attached hereto and made a part thereof.

3)  Exhibit “F”, Preparation of Premises, is attached hereto and made a part thereof.

4)  Base Year of Exhibit “G”, the Rent Escalation Rider, shall be changed to the year 2009.

5)  Exhibits “B1”, “B2” and “F” from the original lease dated October 1, 2007 are hereby deleted from this Amendment.

6)  Tenants’ current Lease for Suite 190 at Bay Colony Executive Center – West will be terminated upon Tenant taking possession of Suite 280 at the Bay Colony Executive Center – East.

Except as amended above, all other terms and conditions of the original lease dated October 1, 2007 and all exhibits thereto shall remain in full force and effect and shall be incorporated into this Amendment and shall become a part thereof.

IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the date first above written.

LANDLORD:                                                                                                TENANT:

BAY COLONY EXECUTIVE CENTER – EAST                                      ImmuneRegen BioSciences, Inc.
a division of BC Management, Inc.                                                            IR BioSciences Holdings, Inc.
an Arizona Corporation                                                                             a Delaware Corporation

By: /s/ Charles J. DeGrange____________________                           By: /s/ Michael K. Wilhelm__________
Charles J. DeGrange                                                                              Print Name: Michael K. Wilhelm
Its:  President                                                                                         Its: Chief Executive Officer

 By: /s/ John N. Fermanis____________
 Print Name: John N. Fermains
 Its:  Chief Financial Officer

EXHIBIT "D"

PARKING SPACE RIDER

For the term of this Lease and subject to such rules and regulations as may be adopted from time to time, Tenant shall have the right to use two (2) reserved/underground parking spaces. For the initial term of this Lease, the two (2) above mentioned reserved/underground parking spaces shall be free. Additional reserved/underground spaces will be leased for $45.00 per month per space or at the current rental rate which is subject to change without notice.

Prior to tenant and any of Tenant's employees using the underground parking space and facilities, Tenant and/or the particular employee of Tenant who shall actually utilize the particular parking space shall fill out an application which shall be provided by Landlord, sign and certify that all the information contained in said application is true and correct, and Tenant shall pay to Landlord a Forty-five and 00/100ths Dollar ($45.00) security deposit for each access card to the underground parking area.  Upon receipt of each application and security deposit, landlord shall issue one access card to the underground parking facility to tenant, designating the specific individual who shall have possession and shall hold the access card.  These access cards are not transferable and upon the termination of Tenant's lease, all underground parking access cards must be returned to Lessor.  Also upon termination of the employment of Tenant's employee who holds an access card or his or her transfer to a new employment location, the access card must be returned to Landlord.  Upon the return of the access card to Landlord, the security deposit shall be returned to Tenant.

It shall be understood that Landlord is not an insurer of any or all of the vehicles and the contents contained therein belonging to Tenant or Tenant's employees that utilize the underground parking spaces and area, nor is there any bailment created between Tenant, Tenant's employees and Landlord by reason of this Parking Space Rider and the use of the underground parking by Tenant and Tenant's employees.

Tenant and Tenant's employees using the underground parking spaces shall lock and secure the motor vehicle and all contents and personal property inside the vehicle.  Tenant and Tenant's employees shall assume full risk of any loss, theft, misplacement, vandalism and damage to the vehicle which may or might occur or result while parking the vehicle, exiting or entering the underground parking lot and while the vehicle is parked there.  Lessor shall at no time retain or assume any control or possession of the motor vehicle utilizing the underground parking facilities or the contents and personal property inside the vehicle.

EXHIBIT “F”

PREPARATION OF PREMISES

I.  Tenant Improvements Provided by Landlord

Landlord agrees to provide Tenant with the following Tenant Improvements:

A.  Construct walls, install doors, windows, electric and HVAC in accordance with the suite plan attached hereto as Exhibit “B2” which has been accepted and agreed upon by Landlord and Tenant.
B.  Paint suite, color to be chosen by Tenant.  Paint shall be Behr’s Premium Eggshell Finish, Bay Colony Executive Center – East building standard.

II.  Improvements Provided at Tenant’s Expense

All Tenant Improvements which are additions or change to the above specifications shall be provided by the Landlord and be paid for by the Tenant to the Landlord.